Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Bauer, the Chief Financial Officer of Powerlinx, Inc (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

     (1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


A signed original of this written statement required by Section 906 has been provided to Powerlinx, Inc. and will be retained by Powerlinx, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 14, 2005



                                                 /s/ Douglas Bauer
                                                 -----------------
                                                 Name: Douglas Bauer
                                                 Title: Chief Financial Officer